STOCKHOLDERS' EQUITY	12 Months Ended
Mar. 31, 2014
Equity [Abstract]
STOCKHOLDERS' EQUITY
15.	STOCKHOLDERS’ EQUITY

The common stockholders have entered into an agreement that grants ADS the right of first refusal to purchase shares in the event of death, disability, or termination of certain management stockholders.

The Board of Directors approved a quarterly per share cash dividend of $0.02 and $0.03 to all common stockholders of record during the fiscal years ended March 31, 2012 and 2013, respectively. The Board of Directors approved quarterly per share cash dividends of $0.029 during the first three quarters of the fiscal year and a per share cash dividend of $1.59 (the “Special Dividend”) during the fourth quarter to all common stockholders of record. Total cash dividends paid on common stock during fiscal years ended March 31, 2012, 2013 and 2014 were $4,367, $4,817 and $80,102, respectively.

On January 6, 2014, the Board of Directors declared a Special Dividend of $1.59 per share for a total amount of approximately $108,101, on all outstanding shares of our common stock and Redeemable Convertible Preferred Stock. We paid the Special Dividend on January 15, 2014 to all stockholders of record on January 2, 2014. The payment of the Special Dividend was financed through the Company’s Revolving Credit Facility. For additional details on the Revolving Credit Facility, please refer to Note 10, Debt.

In fiscal years ended March 31, 2013 and 2014, we purchased 19 and 80 shares, respectively, from certain stockholders at a purchase price of $12.59 and $13.64 per share, respectively.